                                TL Lease Funding Corp. IV
                                Monthly Statement
                                For the Collection Period ended 7/31/96


                                                                      Note
                                                     Collection   Distribution
                                                     Account         Account

Beginning Balance                                      $0.00

Deposit of Collections and Other Amounts

Collections during the Collection
Period [4.7(b)]                                  4,087,810.66
Less: Collections to reimburse Servicer
Advances [4.7(c)(i)]                              (823,738.86)
Less: Collections from Repurchased Leases
or Substituted Leases[4.7 (c)(i)]                        0.00
Add: Servicer Advances [3.3]                       725,700.37
Add: Investment Earnings                            13,395.86
Available Amount                                $4,003,168.03

Payments on Payment Date [4.8]

(a)Unreimbursed Servicer Advances to the Servicer        0.00
   (when deemed by Servicer to be uncollectible)

(b)  Servicing Fee Arrearage to the Servicer             0.00

(c)  Servicing Fee to the Servicer                 (59,565.56)

(d)  Class A Interest Arrearage                          0.00            0.00

(e)  Class A Interest Payment Amount              (300,354.51)     300,354.51

(f)  Class B Interest Arrearage                          0.00            0.00

(g)  Class B Interest Payment Amount               (42,748.68)      42,748.68

(h)  Class A  Principal Payment Amount          (3,159,708.81)   3,159,708.81

(i)  Class B Principal Payment Amount as follows:
1) to Class A Holders to extent of Subordination
Short                                                    0.00            0.00

2) remainder to Class A Holders if Restricting
Event exists                                             0.00            0.00

3) if no Restricting Event, remainder to Class    (388,831.10)     388,831.10

(j)  Class B Holders, if Restricting Event
exists                                                   0.00            0.00

(k)  Certificateholders                            (51,959.37)

Subtotal                                       ($4,003,168.03)  $3,891,643.10

Distributions to Noteholders                                    (3,891,643.10)

Ending Balance                                          $0.00           $0.00

                        TL Lease Funding Corp. IV
                           Monthly Statement
                  For the Collection Period ended 7/31/96



Subordination Amount

Aggregate Discounted Lease Balance
(on the last day of the Collection Period)                      $67,846,242
Add: Available Amount less Servicing Fee,
Class A&B Interest Payment Amount and Class A Principal             440,790
Less: Outstanding Class A Principal Balance
(after current Payment Date)                                    (53,156,762)
Subordination Amount                                            $15,130,270


Minimum Required Subordination Amount                            $4,590,968

Subordination Shortfall                                                  $0


Restricting Event calculations

(1)Average Aggregate Delinquencies -
trailing 6 months                                                    663,731
Average Aggregate Discounted Lease Balance -
trailing 6 months                                                 76,945,694

Delinquency Ratio                                                      0.86%

Maximum Delinquency Ratio                                              2.00%


(2)Aggregate Discounted Lease Balance of Charged-off
Leases - trailing 6 months                                         1,119,644

Annualized Net Charge-offs                                         2,239,288

Average Aggregate Discounted  Lease Balance -
trailing 6 months                                                 76,945,694

Charge-off Ratio                                                       2.91%

Maximum Charge-off Ratio                                               5.00%

Restricting Event                                                       No

Substitution calculations (Section 5.1)

(1)Cumulative Discounted Lease Balance of Leases
substituted for leases subject to Defaulted Leases                        $0

Maximum ADLB of substituted Leases (6% of ADLB at Closing Date)   $6,481,364

(2)Cumulative Discounted Lease Balance of Leases
substituted for Leases subject to Warranty Event                          $0

Maximum ADLB of substituted Leases (5% of ADLB at Closing Date)   $5,401,137

(3)Cumulative Discounted Lease Balance of Leases substituted              $0
for Leases

Maximum ADLB of substituted Leases (10% of ADLB at Closing Date) $10,802,273

(4)Aggregate Discounted Lease Balance (on the last day of the
Collection Period)                                               $67,846,242
Less:Outstanding Class A Principal Balance (on the last day of
the Collection Period)                                          ($56,316,471)
substitution subordination amount                                $11,529,771

Greater of:
a) 17% of ADLB on the last day of the Collection Period          $11,533,861
b) Minimum Required Subordination Amount                          $4,590,968

If substitution subordination amount does not exceed the greater of (a) and
(b),there can be no substitutions for Early Termination Leases or Warranty
Events

Early Termination Leases (Section 3.2(b))

Aggregate principal amount of all Leases which have become
Early Termination Leases                                          $2,898,860

Maximum Early Termination Leases (3% of ADLRB at Cut-Off Date)    $3,448,849


                      TL Lease Funding Corp. IV
                           Monthly Statement
                 For the Collection Period ended 7/31/96




Payments on Class A & B Securities (per $1,000 of initial principal balance, per page 35 & 36 of Prospectus)

Class A
Principal Payment                                               $35.2414529
Interest Payment                                                 $3.3499699

Class B
Principal Payment                                               $35.9953040
Interest Payment                                                 $3.9573782


Remaining outstanding principal balance, Class A
(per $1,000 of initial principal balance)                      $592.8778980

Remaining outstanding principal balance, Class B
(per $1,000 of initial principal balance)                      $592.9919231


Class A Pool Factor                                             59.2877898%
(remaining outstanding principal balance / initial
outstanding principal balance, after current payment)

Class B Pool Factor                                             59.2991923%
(remaining outstanding principal balance / initial
outstanding principal balance, after current payment)

Discounted Lease and Residual Data

ADLB on the last day of the Collection Period                     67,846,242
ADLRB on the last day of the Collection Period                    74,317,129

Loss and Delinqency Data

DLB of Defaulted Leases for the Collection Period                 $182,841.49
# of Defaulted Leases                                                      32

DLB of Early Termination Leases for the Collection Period         $244,750.90
# of Early Termination Leases                                              46

DLB of repurchased Leases for the Collection Period                     $0.00
# of repurchased Leases                                                     0

DLB of delinquent Leases (90 days delinquent) for the
Collection Period                                                 $580,850.44

                                TL Lease Funding Corp. IV
                                Monthly Statement
                                For the Collection Period ended 7/31/96





                                                 ADLB
                                             per AR Aging      Percent

   Current                                 64,709,508            95.35%
   31-60 Days Past Due                      1,997,560             2.94%
   61-90 Days Past Due                        574,475             0.85%
   Over 90 Days Past Due                      580,850             0.86%
   Total                                  $67,862,393           100.00%